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                                                                    Exhibit 10.2

                           RESTRICTED STOCK AGREEMENT         ALLIANT
                                                            TECHSYSTEMS
                                                               LOGO

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                            NUMBER OF SHARES OF  PURCHASE PRICE  SOCIAL SECURITY
GRANTED TO   GRANT DATE        COMMON STOCK         PER SHARE        NUMBER
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1.   The Grant. Alliant Techsystems Inc., a Delaware corporation (the "Company")
     hereby grants to the individual named above (the "Employee"), as of the above Grant Date, the above Number of Shares of Common Stock of the Company (the "Shares), for the above Purchase Price Per Share, on the terms and conditions set forth in this Restricted Stock Agreement (this "Agreement") and in the Alliant Techsystems Inc. 1990 Equity Incentive Plan (the
     "Plan").

2. Restricted Period. The Shares are subject to the restrictions of this Agreement and the Plan for a period (the "Restricted Period") commencing on the Grant Date and ending as to one-third of the Shares on each of the first, second, and third annversaries of the Grant Date, or, if earlier, upon the Employee's death, Disability (as defined in the Plan), or involuntary Termination of Employment (as defined in the Plan), as provided in Paragraph 4 below.

3. Restrictions. The Shares shall be subject to the following restrictions during the Restricted Period:

     (a) The Shares shall be subject to forfeiture to the Company as provided in this Agreement and Plan.

     (b) The Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of; and neither the right to receive the Shares nor any interest under the Plan may be assigned by the Employee, and any attempted assignment shall be void.

     (c) Any certificates representing the Shares shall be held by the Secretary of the Company and shall, at the option of the Company, bear an appropriate restrictive legend and be subject to appropriate "stop transfer" orders. The Employee shall deliver to the Company stock powers endorsed in blank to the Company.

     (d) Any securities or property (other than cash) that may be issued with respect to the Shares as a result of any stock dividend, stock split, business combination or other event, shall be subject to the restrictions and other terms and conditions referred to in Paragraph 1 above.

     (e) The Employee shall not be entitled to receive any Shares prior to the completion of any registration or qualification of the Shares under any federal or state law or governmental rule or regulation that the Company, in its sole discretion, determines to be necessary or advisable.

4. Forfeiture. As of the Employee's voluntary Termination of Employment, the Employee shall forfeit and return to the Company all Shares for which the Restricted Period has not ended prior to or as of such Termination of Employment. In the event of the Employee's involuntary Termination of Employment by the Company (other than for cause), the restrictions on any Shares for which the Restricted Period has not ended prior to or as of such involuntary Termination of Employment shall nevertheless lapse and such Shares shall become nonforfeitable, and free and clear of the restrictions of the Plan, in each case effective upon the date of such involuntary Termination of Employment.

5. Rights. Upon issuance of the Shares, the Employee shall, subject to the restrictions of this Agreement and the Plan, have all of the rights of a stockholder with respect to the Shares, including the right to vote the Shares and receive any cash dividends and any other cash distributions thereon.

6. Income Taxes. The Employee is liable for any federal, state and local income taxes applicable upon receipt of the Shares upon the expiration of the Restricted Period. Upon demand by the Company, the Employee shall promptly pay to the Company in cash, and/or the Company may withhold from the Employee's compensation or from the Shares an amount necessary to pay, any income withholding taxes required by the Company to be collected upon the expiration of the Restricted Period.

7. Acknowledgment. Shares will not be issued in the name of the Employee until the Employee dates and signs the form of Acknowledgment below and returns to the Company a signed copy of this Agreement and the stock power required by Paragraph 3 above, and pays to the Company the aggregate purchase price of the Shares. By signing the Acknowledgment, the Employee agrees to the terms and conditions referred to in Paragraph 1 above and acknowledges receipt of a copy of the Prospectus related to the Plan.

ACKNOWLEDGMENT:                          ALLIANT TECHSYSTEMS INC.


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     EMPLOYEE'S SIGNATURE


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              DATE

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     SOCIAL SECURITY NUMBER